ALPS ETF TRUST

SPROTT GOLD MINERS ETF (NYSE ARCA: SGDM)

SPROTT JUNIOR GOLD MINERS ETF (NYSE ARCA: SGDJ)

SUPPLEMENT DATED DECEMBER 12, 2018

TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MARCH 31, 2018, AS SUPPLEMENTED

The Board of Trustees of the ALPS ETF Trust has approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (the “Reorganizations”) of the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each, a “Target Fund”) into corresponding newly-created exchange-traded funds (ETFs) of the Sprott ETF Trust (the “Acquiring Funds”).

Each Acquiring Fund will have the same name as its corresponding Target Fund, and will be subject to substantially the same investment objective, investment strategies, policies, and risks as the corresponding Target Fund, except with respect to each Target Fund’s respective Underlying Index (as defined in each Target Fund’s prospectus). The change in indices will not be effective until after the closing of the Reorganizations. The Acquiring Funds will be advised by Sprott Asset Management LP and the Target Funds’ current investment adviser, ALPS Advisors, Inc., will continue to be responsible for day-to-day portfolio management as sub-adviser to the Acquiring Funds. Each Acquiring Fund is expected to have a lower expense ratio relative to its corresponding Target Fund.

Pursuant to the Agreement, all of the assets and liabilities of each Target Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional shares. As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Target Fund shareholder) with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganizations. Each of the Reorganizations is expected to be a tax-free transaction.

Each of the Reorganizations is subject to shareholder approval. Target Fund shareholders of record as of December 19, 2018 will be asked to vote on the proposed Reorganizations at the February 15, 2019 shareholder meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE